UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2018
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV	89052
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On March 27, 2018, Spectrum Pharmaceuticals, Inc. (the “Company”) entered into a Second Amendment to Rights Agreement (the “Amendment”), by and between the Company and Computershare Trust Company, N.A., a national banking association, as Rights Agent (the “Rights Agent”), which amended the Rights Agreement, dated December 13, 2010 by and between the Company and the Rights Agent (as amended to date, the “Rights Agreement”).

The Amendment accelerates the expiration of the Company’s Series B Junior Participating Preferred Stock, par value $0.001 per share, purchase rights (the “Rights”) from 5:00 p.m., Canton, Massachusetts time, on December 13, 2020 to 5:00 p.m., Canton, Massachusetts time, on March 30, 2018, and has the effect of terminating the Rights Agreement on that date. Upon termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock, par value $0.001 per share, pursuant to the Rights Agreement will expire.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2018, the Company’s Board, pursuant to the authority conferred to it by Section 7 of Article VII of the Company’s Second Amended and Restated Bylaws (the “Bylaws”), approved an amendment and restatement of the Bylaws (the “Restated Bylaws”), effective immediately, to, among other things, establish certain stockholder proxy access rights and provide that director nominees in uncontested elections will be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders.

The foregoing description of the Restated Bylaws is qualified in its entirety by the full text of the Restated Bylaws, which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Spectrum Pharmaceuticals, Inc.
4.1	Second Amendment to Rights Agreement, dated March 27, 2018, by and between Spectrum Pharmaceuticals, Inc. and Computershare Trust Company, N.A., as Rights Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: March 29, 2018	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Spectrum Pharmaceuticals, Inc.
4.1	Second Amendment to Rights Agreement, dated March 27, 2018, by and between Spectrum Pharmaceuticals, Inc. and Computershare Trust Company, N.A., as Rights Agent.